EXHIBIT 10.21
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
AMENDMENT N° 1
TO THE
A330-200 PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as Seller
and
AIR LEASE CORPORATION
As Buyer

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 1 of 9
EXECUTION VERSION — December 2010

AMENDMENT N°1 TO THE
A330-200 PURCHASE AGREEMENT
This amendment N°1 (the “Amendment N°1”) dated 01st December 2010 is made
BETWEEN:
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 600N, Los Angeles, California 90067, U.S.A. (the “Buyer”).
The Buyer and Seller together are referred to as the “Parties”.
WHEREAS:
A.	The Buyer and the Seller have signed a purchase agreement with reference CT-CLC1003274 on the 02nd September 2010 for the manufacture and sale by the Seller and purchase by the Buyer of three (3) A330-200 aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.	The Buyer wishes to purchase and the Seller wishes to sell one (1) incremental A330-200 aircraft under similar terms and conditions of the Agreement.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:
1.	AMDT 1 ADDITIONAL A330 AIRCRAFT
1.1	The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, one (1) incremental A330-200 Aircraft, which shall have the same terms and conditions as Aircraft as defined in the Agreement, except as provided for herein (the “Amdt 1 Additional Aircraft”).

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 2 of 9
EXECUTION VERSION — December 2010

1.2	The Amdt 1 Additional A330 Aircraft shall be scheduled for Delivery as follows:
[*]
1.3	As a result of the amendment contemplated in Paragraph 1 herein, the parties hereby agree to delete the delivery table in Clause 9.1 to the Agreement in its entirety and replace it with Appendix 1 annexed hereto.
1.4	The Buyer will make all Predelivery Payments with respect to such Amdt 1 Additional A330 Aircraft pursuant to the provisions set forth in Appendix 2 annexed hereto.

Any Predelivery Payments with respect to such Amdt 1 Additional A330 Aircraft falling due prior to the date hereof, but not paid by the Buyer prior to the date hereof, shall be paid within five (5) Working Days of the date hereof, which amount due may be settled by application and to the extent of any “Excess Payment” as such term is defined in Amendment N°2, dated as of the date hereof, to the Airbus A320 Family Purchase Agreement dated as of July 19, 2010 between the Seller and the Buyer.
2.	AIRCRAFT TECHNICAL DEFINITION MATTERS

The Customization Definition Freeze (“CDF”) date for the Amdt 1 Additional A330 Aircraft, which is scheduled to be delivered in [*].

In order to achieve such CDF date, the Buyer and the Seller agree that the following milestones will be fulfilled:
a)	The Buyer and the Seller will meet together with the initial Operator for a Customization Kick-off Meeting on the week starting on [*]; In case the Amdt 1 Additional A330 Aircraft is not placed to an initial Operator by such date, the Seller and the Buyer will still meet on that same week to start preparing a Baseline Specification for such Aircraft.

b)	The BFE products, the Propulsion Systems and the cabin layout applicable to the Specification of such Amdt 1 Additional A330 Aircraft shall be selected by the Buyer from the BFE vendors, Propulsion Systems Manufacturers and cabin options available in the Seller’s A330 catalogues, no later than [*];

c)	The Initial Technical Coordination Meeting (“ITCM”) for the cabin configuration of such Amdt 1 Additional A330 Aircraft shall be held in Toulouse, if required, on the week starting on [*].
3.	SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:
QUOTE
APPENDIX “A” TO CLAUSE 16
TRAINING ALLOWANCE

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 3 of 9
EXECUTION VERSION — December 2010

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of four (4) Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course) and ETOPS courses

The Seller will provide flight crew training (standard transition course), including ETOPS courses free of charge for [*] of the Buyer’s flight crews per firmly ordered Aircraft.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) free of charge for a period of [*] pilot Instructor months in total for the Buyer’s fleet of four (4) Aircraft firmly ordered. Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to two (2) pilot Instructors.

1.3	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer free of charge type specific training for cabin crews for [*] of the Buyer’s cabin crew instructors, pursers or cabin attendants in total for the Buyer’s fleet of four(4) Aircraft firmly ordered.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] trainee days of performance / operations training free of charge for the Buyer’s personnel in total for the Buyer’s fleet of four (4) Aircraft firmly ordered.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer [*] trainee days of maintenance training free of charge for the Buyer’s personnel per Aircraft firmly ordered.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 4 of 9
EXECUTION VERSION — December 2010

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.
UNQUOTE
4.	INCONSISTENCY AND CONFIDENTIALITY

4.1	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°1, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2	This Amendment N°1, contains the entire agreement between the Parties in respect of the matters hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3	This Amendment N°1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

4.4	This Amendment N°1 shall come into full force and effect upon both (i) signature by both parties of this Amendment and of Amendment N°2 to the A320 Family Purchase Agreement.

5.	COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 5 of 9
EXECUTION VERSION — December 2010

6.	LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°1 as if the same were set out in full herein, mutatis mutandis.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 6 of 9
EXECUTION VERSION — December 2010

IN WITNESS WHEREOF this Amendment N°1 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

Name Grant Levy	Name Christophe Mourey

Title Executive Vice President	Title Senior Vice President Contracts

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 7 of 9
EXECUTION VERSION — December 2010

APPENDIX 1
DELIVERY SCHEDULE
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 8 of 9
EXECUTION VERSION — December 2010

APPENDIX 2
Amdt 1 Additional A330 Aircraft Predelivery Payment Schedule
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°1 to the ALC A330-200 PA — CLC CT1005050	Page 9 of 9
EXECUTION VERSION — December 2010